Exhibit 99.1
633 Seventeenth Street, Ste. 2320 Denver, CO 80202-3619 (303) 296-3076 (303) 773-8099 Fax
FOR RELEASE:	November 10, 2014 8:00 AM

CONTACT:	Ray Singleton 303-296-3076, ext. 102

Earthstone Energy, Inc. Announces Date of
Special Meeting of Stockholders

DENVER, CO / ACCESSWIRE / November 10, 2014 / Earthstone Energy, Inc. (NYSE MKT: ESTE) (“Earthstone”) today announced that a special meeting of stockholders will be held on December 19, 2014 at 10:00 a.m. Denver time at the offices of Davis Graham & Stubbs LLP, located at 1550 Seventeenth Street, Denver, Colorado 80202.  The purpose of the meeting will be to consider and vote upon a proposal to approve the previously announced strategic combination with Oak Valley Resources, LLC, a proposal to approve the previously announced acquisition of properties from Flatonia Energy, LLC, and other related matters.  Stockholders of record as of the close of business on November 7, 2014 will be entitled to vote at the special meeting or by proxy.  Proxy materials related to the special meeting of stockholders are expected to be mailed to stockholders on or about November 14, 2014.  Earthstone has engaged Morrow & Co., LLC as its proxy solicitor in connection with the meeting.

About Earthstone Energy, Inc.
Earthstone Energy, Inc. is a growth-oriented independent oil and gas exploration and production company with focus and growth primarily in the Williston Basin.  Earthstone is traded on NYSE MKT under the symbol ESTE.  Information on Earthstone can be found at its website: www.earthstoneenergy.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved.  The forward-looking statements include the anticipated date of the Earthstone stockholder meeting.  Whether actual results and developments will conform with expectations is subject to a number of risks and uncertainties, including but not limited to, the possibility that Earthstone may be unable to obtain a quorum of its stockholders on the scheduled meeting date.  Earthstone’s annual report on Form 10-K for the year ended March 31, 2014, recent current reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations, and financial condition.  Earthstone undertakes no obligation to revise or update publicly any forward-looking statements except as required by law.

Additional Information About the Proposed Strategic Combination

In connection with the proposed strategic combination and Flatonia transaction, Earthstone has filed a definitive proxy statement with the SEC that includes important information about Oak Valley, Earthstone, Flatonia and the proposed strategic combination and Flatonia transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT EARTHSTONE, THE PROPOSED STRATEGIC COMBINATION AND THE PROPOSED FLATONIA TRANSACTION.  Investors and security holders may obtain these documents free of charge at the SEC’s website at www.sec.gov.  In addition, the documents filed with the SEC by Earthstone can be obtained free of charge from Earthstone’s website at www.earthstoneenergy.com or by contacting Earthstone by mail at 633 Seventeenth Street, Suite 2320, Denver, Colorado 80202, or by telephone at (303) 296-3076.

Participants in Solicitation
Earthstone and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Earthstone in respect of the proposed Oak Valley strategic combination and Flatonia transaction.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Earthstone’s stockholders in connection with the proposed strategic combination and Flatonia transaction, including the interests of such persons in the proposed strategic combination and the Flatonia transaction, is set forth in Earthstone’s definitive proxy statement.  You can find information regarding Earthstone’s directors and executive officers in Earthstone’s definitive proxy statement for its 2013 annual meeting of stockholders, filed with the SEC on July 26, 2013.

This release shall not constitute an offer to sell or the solicitation of any offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contact:
Ray Singleton
Earthstone Energy, Inc.
President & CEO
(303) 296-3076